UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 28, 2003
                        (Date of earliest event reported)


 Commission File    Name of Registrant; State of Incorporation; Address of    IRS Employer
 Number             Principal Executive Offices; and Telephone Number         Identification Number
 ---------------    --------------------------------------------------------  ------------------------
 1-16169            EXELON CORPORATION                                        23-2990190
                    (a Pennsylvania corporation)
                    10 South Dearborn Street - 37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398

 1-1839             COMMONWEALTH EDISON COMPANY                               36-0938600
                    (an Illinois corporation)
                    10 South Dearborn Street - 37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-4321


Item 5. Other Events.

On March 28, 2003, Commonwealth Edison Company issued a press release regarding the issuance of orders by the Illinois Commerce Commission resolving three cases pending before the Commission and addressing key issues in Illinois' continued transition to a competitive electricity marketplace. The press release is attached as Exhibit 99.1.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        EXELON CORPORATION
                        COMMONWEALTH EDISON COMPANY

                        /S/  Robert S. Shapard
                        ----------------------
                        Robert S. Shapard
                        Executive Vice President and Chief Financial Officer Exelon Corporation


March 28, 2003